                                                                                                         Exhibit 24

                                                 POWER OF ATTORNEY
                                                 -----------------

         KNOW ALL MEN BY THESE  PRESENTS,  that the undersigned  hereby  constitutes and appoints KENYON MURPHY and
BROCK HATTOX,  and  each of them  individually,  his  true  and  lawful  attorneys-in-fact  (with  full  power  of substitution  and  resubstitution)  to act for him in his name,  place,  and stead in his capacity as a director or officer of National  Service  Industries,  Inc., to execute and file a  Registration  Statement on Form S-8 for the
$1.00 par value  National  Service  Industries,  Inc.  Common Stock and plan  interests to be offered in connection with the the Holophane  Division of Lithonia  Lighting Group Retirement and 401(k) Plan for Hourly  Employees,  and
any and all amendments thereto,  with any exhibits thereto, and other documents in connection  therewith,  with the
U.S.  Securities and Exchange  Commission,  granting unto said  attorneys-in-fact,  and each of them  individually, full power and  authority to do and perform each and every act and thing  requisite and necessary to be done in the premises,  as fully to all intents and purposes as he might or could do in person,  hereby ratifying and confirming all that said  attorneys-in-fact  or either of them, or their  substitutes,  may lawfully do or cause to be done by virtue hereof.

                                                                /s/ James S. Balloun
                                                                --------------------
                                                                James S. Balloun

Dated:    March 19, 2001

                                                                                                         Exhibit 24

                                                 POWER OF ATTORNEY
                                                 -----------------

         KNOW ALL MEN BY THESE  PRESENTS,  that the undersigned  hereby  constitutes and appoints KENYON MURPHY and
BROCK HATTOX,  and  each of them  individually,  his  true  and  lawful  attorneys-in-fact  (with  full  power  of substitution  and  resubstitution)  to act for him in his name,  place,  and stead in his capacity as a director or officer of National  Service  Industries,  Inc., to execute and file a  Registration  Statement on Form S-8 for the
$1.00 par value  National  Service  Industries,  Inc.  Common Stock and plan  interests to be offered in connection with the the Holophane  Division of Lithonia  Lighting Group Retirement and 401(k) Plan for Hourly  Employees,  and
any and all amendments thereto,  with any exhibits thereto, and other documents in connection  therewith,  with the
U.S.  Securities and Exchange  Commission,  granting unto said  attorneys-in-fact,  and each of them  individually, full power and  authority to do and perform each and every act and thing  requisite and necessary to be done in the premises,  as fully to all intents and purposes as he might or could do in person,  hereby ratifying and confirming all that said  attorneys-in-fact  or either of them, or their  substitutes,  may lawfully do or cause to be done by virtue hereof.

                                                                /s/ L. M. Baker
                                                                ------------------
                                                                L.M. Baker

Dated:    March 19, 2001

                                                                                                         Exhibit 24

                                                 POWER OF ATTORNEY
                                                 -----------------

         KNOW ALL MEN BY THESE  PRESENTS,  that the undersigned  hereby  constitutes and appoints KENYON MURPHY and
BROCK HATTOX,  and  each of them  individually,  his  true  and  lawful  attorneys-in-fact  (with  full  power  of substitution  and  resubstitution)  to act for him in his name,  place,  and stead in his capacity as a director or officer of National  Service  Industries,  Inc., to execute and file a  Registration  Statement on Form S-8 for the
$1.00 par value  National  Service  Industries,  Inc.  Common Stock and plan  interests to be offered in connection with the the Holophane  Division of Lithonia  Lighting Group Retirement and 401(k) Plan for Hourly  Employees,  and
any and all amendments thereto,  with any exhibits thereto, and other documents in connection  therewith,  with the
U.S.  Securities and Exchange  Commission,  granting unto said  attorneys-in-fact,  and each of them  individually, full power and  authority to do and perform each and every act and thing  requisite and necessary to be done in the premises,  as fully to all intents and purposes as he might or could do in person,  hereby ratifying and confirming all that said  attorneys-in-fact  or either of them, or their  substitutes,  may lawfully do or cause to be done by virtue hereof.

                                                                /s/ Peter C. Browning
                                                                ------------------------
                                                                Peter C. Browning

Dated:    March 19, 2001

                                                                                                         Exhibit 24

                                                 POWER OF ATTORNEY
                                                 -----------------

         KNOW ALL MEN BY THESE  PRESENTS,  that the undersigned  hereby  constitutes and appoints KENYON MURPHY and
BROCK HATTOX,  and  each of them  individually,  his  true  and  lawful  attorneys-in-fact  (with  full  power  of substitution  and  resubstitution)  to act for him in his name,  place,  and stead in his capacity as a director or officer of National  Service  Industries,  Inc., to execute and file a  Registration  Statement on Form S-8 for the
$1.00 par value  National  Service  Industries,  Inc.  Common Stock and plan  interests to be offered in connection with the the Holophane  Division of Lithonia  Lighting Group Retirement and 401(k) Plan for Hourly  Employees,  and
any and all amendments thereto,  with any exhibits thereto, and other documents in connection  therewith,  with the
U.S.  Securities and Exchange  Commission,  granting unto said  attorneys-in-fact,  and each of them  individually, full power and  authority to do and perform each and every act and thing  requisite and necessary to be done in the premises,  as fully to all intents and purposes as he might or could do in person,  hereby ratifying and confirming all that said  attorneys-in-fact  or either of them, or their  substitutes,  may lawfully do or cause to be done by virtue hereof.

                                                             /s/ Thomas C. Gallagher
                                                             -------------------------
                                                             Thomas C. Gallagher

Dated:    March 19, 2001

                                                                                                         Exhibit 24

                                                 POWER OF ATTORNEY
                                                 -----------------

         KNOW ALL MEN BY THESE  PRESENTS,  that the undersigned  hereby  constitutes and appoints KENYON MURPHY and
BROCK HATTOX,  and  each of them  individually,  his  true  and  lawful  attorneys-in-fact  (with  full  power  of substitution  and  resubstitution)  to act for him in his name,  place,  and stead in his capacity as a director or officer of National  Service  Industries,  Inc., to execute and file a  Registration  Statement on Form S-8 for the
$1.00 par value  National  Service  Industries,  Inc.  Common Stock and plan  interests to be offered in connection with the the Holophane  Division of Lithonia  Lighting Group Retirement and 401(k) Plan for Hourly  Employees,  and
any and all amendments thereto,  with any exhibits thereto, and other documents in connection  therewith,  with the
U.S.  Securities and Exchange  Commission,  granting unto said  attorneys-in-fact,  and each of them  individually, full power and  authority to do and perform each and every act and thing  requisite and necessary to be done in the premises,  as fully to all intents and purposes as he might or could do in person,  hereby ratifying and confirming all that said  attorneys-in-fact  or either of them, or their  substitutes,  may lawfully do or cause to be done by virtue hereof.

                                                                  /s/ David Levy
                                                                  ---------------------
                                                                  David Levy

Dated:    March 19, 2001

                                                                                                         Exhibit 24

                                                 POWER OF ATTORNEY
                                                 -----------------

         KNOW ALL MEN BY THESE  PRESENTS,  that the undersigned  hereby  constitutes and appoints KENYON MURPHY and
BROCK HATTOX,  and  each of them  individually,  his  true  and  lawful  attorneys-in-fact  (with  full  power  of substitution  and  resubstitution)  to act for him in his name,  place,  and stead in his capacity as a director or officer of National  Service  Industries,  Inc., to execute and file a  Registration  Statement on Form S-8 for the
$1.00 par value  National  Service  Industries,  Inc.  Common Stock and plan  interests to be offered in connection with the the Holophane  Division of Lithonia  Lighting Group Retirement and 401(k) Plan for Hourly  Employees,  and
any and all amendments thereto,  with any exhibits thereto, and other documents in connection  therewith,  with the
U.S.  Securities and Exchange  Commission,  granting unto said  attorneys-in-fact,  and each of them  individually, full power and  authority to do and perform each and every act and thing  requisite and necessary to be done in the premises,  as fully to all intents and purposes as he might or could do in person,  hereby ratifying and confirming all that said  attorneys-in-fact  or either of them, or their  substitutes,  may lawfully do or cause to be done by virtue hereof.

                                                                  /s/ Sam Nunn
                                                                  ------------------
                                                                  Sam Nunn

Dated:    March 19, 2001

                                                                                                         Exhibit 24

                                                 POWER OF ATTORNEY
                                                 -----------------

         KNOW ALL MEN BY THESE  PRESENTS,  that the undersigned  hereby  constitutes and appoints KENYON MURPHY and
BROCK HATTOX,  and  each of them  individually,  his  true  and  lawful  attorneys-in-fact  (with  full  power  of substitution  and  resubstitution)  to act for him in his name,  place,  and stead in his capacity as a director or officer of National  Service  Industries,  Inc., to execute and file a  Registration  Statement on Form S-8 for the
$1.00 par value  National  Service  Industries,  Inc.  Common Stock and plan  interests to be offered in connection with the the Holophane  Division of Lithonia  Lighting Group Retirement and 401(k) Plan for Hourly  Employees,  and
any and all amendments thereto,  with any exhibits thereto, and other documents in connection  therewith,  with the
U.S.  Securities and Exchange  Commission,  granting unto said  attorneys-in-fact,  and each of them  individually, full power and  authority to do and perform each and every act and thing  requisite and necessary to be done in the premises,  as fully to all intents and purposes as he might or could do in person,  hereby ratifying and confirming all that said  attorneys-in-fact  or either of them, or their  substitutes,  may lawfully do or cause to be done by virtue hereof.

                                                              /s/ Roy Richards, Jr.
                                                              -----------------------
                                                              Roy Richards, Jr.

Dated:    March 19, 2001

                                                                                                         Exhibit 24

                                                 POWER OF ATTORNEY
                                                 -----------------

         KNOW ALL MEN BY THESE  PRESENTS,  that the undersigned  hereby  constitutes and appoints KENYON MURPHY and
BROCK HATTOX,  and  each of them  individually,  his  true  and  lawful  attorneys-in-fact  (with  full  power  of substitution  and  resubstitution)  to act for him in his name,  place,  and stead in his capacity as a director or officer of National  Service  Industries,  Inc., to execute and file a  Registration  Statement on Form S-8 for the
$1.00 par value  National  Service  Industries,  Inc.  Common Stock and plan  interests to be offered in connection with the the Holophane  Division of Lithonia  Lighting Group Retirement and 401(k) Plan for Hourly  Employees,  and
any and all amendments thereto,  with any exhibits thereto, and other documents in connection  therewith,  with the
U.S.  Securities and Exchange  Commission,  granting unto said  attorneys-in-fact,  and each of them  individually, full power and  authority to do and perform each and every act and thing  requisite and necessary to be done in the premises,  as fully to all intents and purposes as he might or could do in person,  hereby ratifying and confirming all that said  attorneys-in-fact  or either of them, or their  substitutes,  may lawfully do or cause to be done by virtue hereof.

                                                                /s/ Ray M. Robinson
                                                                ----------------------
                                                                Ray M. Robinson

Dated:    March 19, 2001

                                                                                                         Exhibit 24

                                                 POWER OF ATTORNEY
                                                 -----------------

         KNOW ALL MEN BY THESE  PRESENTS,  that the undersigned  hereby  constitutes and appoints KENYON MURPHY and
BROCK HATTOX,  and  each of them  individually,  her  true  and  lawful  attorneys-in-fact  (with  full  power  of substitution  and  resubstitution)  to act for her in her name,  place,  and stead in her capacity as a director or officer of National  Service  Industries,  Inc., to execute and file a  Registration  Statement on Form S-8 for the
$1.00 par value  National  Service  Industries,  Inc.  Common Stock and plan  interests to be offered in connection with the the Holophane  Division of Lithonia  Lighting Group Retirement and 401(k) Plan for Hourly  Employees,  and
any and all amendments thereto,  with any exhibits thereto, and other documents in connection  therewith,  with the
U.S.  Securities and Exchange  Commission,  granting unto said  attorneys-in-fact,  and each of them  individually, full power and  authority to do and perform each and every act and thing  requisite and necessary to be done in the premises,  as fully  to all  intents  and  purposes  as she  might or could  do in  person,  hereby  ratifying  and confirming all that said  attorneys-in-fact  or either of them, or their  substitutes,  may lawfully do or cause to be done by virtue hereof.

                                                              /s/ Kathy Brittain White
                                                              ---------------------------
                                                              Kathy Brittain White

Dated:    March 19, 2001

                                                                                                         Exhibit 24

                                                 POWER OF ATTORNEY
                                                 -----------------

         KNOW ALL MEN BY THESE  PRESENTS,  that the undersigned  hereby  constitutes and appoints KENYON MURPHY and
BROCK HATTOX,  and  each of them  individually,  his  true  and  lawful  attorneys-in-fact  (with  full  power  of substitution  and  resubstitution)  to act for him in his name,  place,  and stead in his capacity as a director or officer of National  Service  Industries,  Inc., to execute and file a  Registration  Statement on Form S-8 for the
$1.00 par value  National  Service  Industries,  Inc.  Common Stock and plan  interests to be offered in connection with the the Holophane  Division of Lithonia  Lighting Group Retirement and 401(k) Plan for Hourly  Employees,  and
any and all amendments thereto,  with any exhibits thereto, and other documents in connection  therewith,  with the
U.S.  Securities and Exchange  Commission,  granting unto said  attorneys-in-fact,  and each of them  individually, full power and  authority to do and perform each and every act and thing  requisite and necessary to be done in the premises,  as fully to all intents and purposes as he might or could do in person,  hereby ratifying and confirming all that said  attorneys-in-fact  or either of them, or their  substitutes,  may lawfully do or cause to be done by virtue hereof.

                                                              /s/ Barrie A. Wigmore
                                                              ----------------------
                                                              Barrie A. Wigmore

Dated:    March 19, 2001

                                                                                                         Exhibit 24

                                                 POWER OF ATTORNEY
                                                 -----------------

         KNOW ALL MEN BY THESE  PRESENTS,  that the undersigned  hereby  constitutes and appoints KENYON MURPHY and
BROCK HATTOX,  and  each of them  individually,  his  true  and  lawful  attorneys-in-fact  (with  full  power  of substitution  and  resubstitution)  to act for him in his name,  place,  and stead in his capacity as a director or officer of National  Service  Industries,  Inc., to execute and file a  Registration  Statement on Form S-8 for the
$1.00 par value  National  Service  Industries,  Inc.  Common Stock and plan  interests to be offered in connection with the the Holophane  Division of Lithonia  Lighting Group Retirement and 401(k) Plan for Hourly  Employees,  and
any and all amendments thereto,  with any exhibits thereto, and other documents in connection  therewith,  with the
U.S.  Securities and Exchange  Commission,  granting unto said  attorneys-in-fact,  and each of them  individually, full power and  authority to do and perform each and every act and thing  requisite and necessary to be done in the premises,  as fully to all intents and purposes as he might or could do in person,  hereby ratifying and confirming all that said  attorneys-in-fact  or either of them, or their  substitutes,  may lawfully do or cause to be done by virtue hereof.

                                                                /s/ Neil Williams
                                                                --------------------
                                                                Neil Williams

Dated:    March 19, 2001